                                                                   EXHIBIT 10.1E


                               AMENDMENT NO. 1,
                         dated as of February 1, 1995

                                      TO


          AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT,
                          dated as of October 1, 1993



                                     AMONG



                         CAPSTEAD CAPITAL CORPORATION
                                  as Sponsor



                         CAPSTEAD MORTGAGE CORPORATION
                               as Administrator


                                      and


                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                  as Trustee


                         CAPSTEAD CAPITAL CORPORATION
                     PORTFOLIO PASS-THROUGH PROGRAM 1993PA

     THIS AMENDMENT NO. 1 ("Amendment No. 1"), dated as of February 1, 1995 TO AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT, dated as of October 1, 1993, is executed among CAPSTEAD CAPITAL CORPORATION, a Delaware corporation ("CCC"), CAPSTEAD MORTGAGE CORPORATION, a Maryland corporation, as Administrator (the "Administrator"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as Trustee (the "Trustee").

                        W I T N E S S E T H    T H A T

     In consideration of the premises and the mutual agreements herein contained, CCC, the Administrator and the Trustee hereby agree as follows:

                                   ARTICLE I

                                  Definitions

     The following definitions are hereby amended and restated in their entirety for all purposes of the Agreement, but only as they pertain to the Affected Certificates (as defined below):

     Affected Certificates:  Shall mean each of the Series 1993PA-
     ---------------------
1,2,3,6,7,8,11,12,13,14,15,16,17,18,19,20,21,22,23,24,25 and 26 Certificates,
for so long as such Certificates are held of record by Capstead Mortgage Corporation, CMC Investment Partnership, or any of their respective affiliates.

     Agreement:  The Amended and Restated Pooling and Administration Agreement,
     ---------
dated as of October 1, 1993, as amended by this Amendment No. 1 thereto, dated as of February 1, 1995, each by and between Capstead Capital Corporation, as sponser, Capstead Mortgage Corporation, as Administrator and Texas Commerce Bank National Association, as Trustee.

     Distribution Date:  Either (i) the Business Day immediately following the
     -----------------
applicable Remittance Date if there are sufficient funds available for distribution to the related Certificateholders of the amounts specified in
Section 4.02 of the Agreement on such date, or (ii) if there are insufficient funds available for such distribution on such date, the Business Day on which such funds are available for such distribution; provided however, that in no event shall such date be later than the second Business Day prior to the 25th day of each month.

                                  ARTICLE II

                            Amendments to Sections

     Section 4.2(a)(iii) of the Agreement is hereby amended and restated in its entirety to read as follows:

     "an amount equal to Principal Prepayments received by the Servicers during the calendar month preceding the month in which the Distribution Date occurs and received by the Trustee on or before the Remittance Date, together with interest thereon at the applicable Principal Prepayment Rates for such Mortgage Loans to the related dates of prepayment, excluding any Principal Prepayments distributed previously pursuant to paragraph (iv) below; and"


                                 ARTICLE IIII

                                 Miscellaneous

     Section 3.1  Notice to Trustee.  In the event that any Affected
                  -----------------
Certificates are ever held of record by a party other than Capstead Mortgage Corporation, CMC Investment Partnership, or any of their respective affiliates, Capstead Mortgage Corporation shall notify the Trustee prior to the applicable Record Date that such Certificates are no longer Affected Certificates and this Amendment No. 1 shall have no further effect with respect to such Certificates.

     Section 3.2  Full Force and Effect.  The Agreement shall remain in full
                  ---------------------
force and effect until its termination as provided therein.

     Section 3.3  Counterparts.  This Amendment No. 1 may be executed in one or
                  ------------
more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute the same instrument. This Amendment No. 1 shall be considered fully executed when all parties have executed an identical counterpart, notwithstanding that all signatures may not appear on the same counterpart.

     Section 3.4  Effective Date.  This Amendment No. 1 shall be effective as of
                  --------------
February 1, 1995 and, except as otherwise provided herein, shall apply to all distributions on the Affected Certificates occuring during and after February, 1995.

     IN WITNESS WHEREOF, CCC, the Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in the case of CCC and the Administrator, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                 CAPSTEAD CAPITAL CORPORATION


                                 By:____________________________________________
                                  Julie Moore,
                                  Senior Vice President - Asset
                                  and Liability Management



STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     On the ___ day of February, 1995, before me, a notary public in and for said State, personally appeared Julie Moore, known to me to be the Senior Vice President - Asset and Liability Management of Capstead Capital Corporation, a Delaware corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                   _____________________________________________
My Commission Expires:             NOTARY PUBLIC
                                   In and For the State of Texas
______________________

                                   CAPSTEAD MORTGAGE CORPORATION


                                   By:__________________________________________
                                    Robert L. Appel
                                    Vice President



STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     On the __ day of February, 1995, before me, a notary public in and for said State, personally appeared Robert L. Appel, known to me to be a Vice President of Capstead Mortgage Corporation, a Maryland corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   _____________________________________________
My Commission Expires:             NOTARY PUBLIC
                                   In and For the State of Texas
______________________

                         TEXAS COMMERCE BANK NATIONAL
                         ASSOCIATION, as Trustee


                         By:____________________________________________________
                          David R. Robinson
                          Assistant Vice President and Trust Officer



STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)

     On the ____ day of February, 1995, before me, a notary public in and for said State, personally appeared David R. Robinson, known to me to be an Assistant Vice President and Trust Officer of Texas Commerce Bank National Association, as Trustee, a national banking association, the association that executed the within instrument, and also known to me to be the person who exe cuted it on behalf of said association, and acknowledged to me that such association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   _____________________________________________
My Commission Expires:             NOTARY PUBLIC
                                   In and For the State of Texas
______________________



72950124.DDI
013195mwh1
Capstead:16498 59891  (1993PA)

     Each of the undersigned entities hereby consents to the amendments contemplated by this Amendment No. 1, dated as of February 1, 1995, to the Amended and Restated Pooling and Administration Agreement dated as of October 1, 1993, with respect to the Capstead Capital Corporation Portfolio Pass-Through Program 1993PA.



                                    CAPSTEAD MORTGAGE CORPORATION


                                    By:________________________________________
                                          Julie Moore, Senior Vice President



                                    CMC INVESTMENT PARTNERSHIP

                                    By:  Capstead Mortgage Corporation,
                                           as general partner


                                    By:________________________________________
                                          Julie Moore, Senior Vice President
72950124.DD1